                                                                    Exhibit 99.2
                              WEST VOTING AGREEMENT

      This WEST Voting Agreement dated as of May 10, 1999 (the "Agreement") by and among ACT Manufacturing, Inc., a Massachusetts corporation ("EAST"), EAST Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of EAST ("Merger Sub"), and the stockholders who are signatories hereto (the "Major Stockholders") of CMC Industries, Inc., a Delaware corporation ("WEST"). Capitalized terms not defined herein have the meanings assigned to them in the Agreement and Plan of Merger and Reorganization (the "Merger Agreement") dated the date hereof by and among EAST, Merger Sub and WEST.

                                   WITNESSETH:

      WHEREAS, pursuant to the Merger Agreement, Merger Sub will merge with and into WEST (the "Merger"), with WEST continuing as the surviving corporation and as a wholly owned subsidiary of EAST, on the terms and conditions set forth therein; and

      WHEREAS, to induce EAST to enter into the Merger Agreement, each of the Major Stockholders, as principal stockholders of WEST, has agreed to enter into this Agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE I

                                    COVENANTS

      1.1 Covenants and Agreements. Each of the Major Stockholders hereby covenants and agrees with EAST and Merger Sub as follows:

            1.1(a) Cooperation. It shall cooperate fully with WEST, EAST and Merger Sub in furnishing any information or performing any action reasonably requested by any such party, which information or action is necessary or appropriate for the efficient and successful consummation of the transactions contemplated by the Merger Agreement. It shall use commercially reasonable efforts to cause the Closing to occur at the earliest practical time.

            1.1(b) Other Required Information. It shall furnish to WEST, EAST and Merger Sub all information concerning itself and its subsidiaries and affiliates, if applicable, as is required to be set forth in any application or statement to be filed with any Governmental Entity in connection with the transactions contemplated by the Merger Agreement or otherwise.

            1.1(c) Publicity. Except as otherwise required by applicable law or stock exchange or securities market regulations, it shall not issue any press release or make any other public statement concerning the Merger without obtaining the prior approval of EAST to the contents and the manner of presentation and publication thereof.
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            1.1(d) Restriction on Sales of WEST Common Stock and EAST Common
Stock. It agrees to comply with the restrictions on transfer of shares of WEST Common Stock or EAST Common Stock set forth in that certain WEST Affiliate Agreement of even date herewith. Notwithstanding that it may be permitted to transfer shares of WEST Common Stock or EAST Common Stock in accordance with the terms of the WEST Affiliate Agreement, it agrees not to transfer any such shares unless each transferee to which any such shares, or any interest in any such shares, is or may be transferred shall have executed a counterpart of this Agreement and agreed in writing to hold such shares (or interest in such shares) subject to all of the terms and provisions of this Agreement.

            1.1(e) Other Negotiations. It agrees to fully comply with the provisions of Section 4.03 (No Solicitation) of the Merger Agreement.

            1.1(f) Agreement to Vote Shares. At every meeting of the stockholders of WEST held on or prior to the Expiration Date, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of WEST, it shall vote all shares of WEST capital stock owned by it: (i) in favor of approval and adoption of the Merger Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger and
(ii) against approval of any proposal made in opposition to or competition with consummation of the Merger (an "Opposing Proposal"). "Expiration Date" shall mean the earlier of (i) such time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (ii) such time as the Merger Agreement shall have been terminated pursuant to Article VII thereof.

            1.1(g) Agreement to Grant Proxy. It shall execute and deliver to EAST within five days of EAST's written request therefor a valid and binding irrevocable proxy in any form reasonably proposed by EAST granting EAST (or its designees) the authority to vote its shares of capital stock of WEST in accordance with and subject to the limitations of Section 1.1(f).

            1.1(h) No Proxy Solicitations. Except as required by law, including, if applicable, actions which it determines after consultation with counsel are required pursuant to its fiduciary duties as a Director (as defined below) under applicable law, it shall not, and will not permit any person under its control to: (i) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Opposing Proposal; or (ii) initiate a stockholders' vote or action by consent of WEST stockholders with respect to an Opposing Proposal.

            1.1(i) Obligations as Director and/or Officer. If at any time prior to the expiration of this Agreement, the Major Stockholder or a representative of the Major Stockholder is also a member of the Board of Directors of WEST ("Director") or an officer of WEST, nothing in this Agreement shall limit or restrict the Director or officer in acting in his or her capacity as a Director or officer, as the case may be, of WEST and exercising his or her fiduciary duties and responsibilities, it being agreed and understood that this Agreement shall apply to the Major Stockholder solely in its capacity as a stockholder and shall not apply to the Director's or officer's actions, judgments or decisions as a Director or officer of WEST.
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            1.1(j) No Proxies. It agrees not to grant any proxies (except pursuant to Section 1.1(g) of this Agreement) or to enter into any agreement (other than this Agreement) with respect to the voting of shares of WEST Common Stock held by it that are inconsistent with or in conflict with the intent of this Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

      2.1 Representations and Warranties of Major Stockholders. Each of the Major Stockholders hereby represents and warrants to EAST and Merger Sub as follows:

            2.1(a) Existence and Power. If the Major Stockholder is a corporation, partnership, limited liability company or trust, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

            2.1(b) Authorization; Binding Agreement. The execution, delivery and performance by the Major Stockholder, if it is a corporation, partnership, limited liability company or trust, of this Agreement are within its corporate, partnership, limited liability company or trust power and authority and have been duly authorized by all necessary corporate, partnership, limited liability company or trust action on the part of the Major Stockholder. This Agreement has been duly executed and delivered by the Major Stockholder and constitutes a valid and binding agreement of the Major Stockholder, enforceable against the Major Stockholder in accordance with its terms.

            2.1(c) Governmental Authorization. The execution, delivery and performance by it of this Agreement does not require any action on its part by or in respect of, or declaration, filing or registration with, any Governmental Entity.

            2.1(d) Non-Contravention. The execution, delivery and performance by it of this Agreement does not and will not (i) if it is a corporation, partnership, limited liability company or trust, contravene or conflict with its organizational documents, or (ii) to its knowledge, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to it.

            2.1(e) Litigation. There is no action, suit, investigation or proceeding (or to the knowledge of the Major Stockholder any basis therefor) pending against or, to the knowledge of the Major Stockholder, threatened against or affecting, the Major Stockholder or any of its respective properties or assets before any court or aribitrator or any governmental body, agency, official or authority that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or the Merger Agreement.

            2.1(f) Finders' Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Major Stockholder who might be entitled to any fee or commission from EAST, Merger Sub, WEST or any of their
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affiliates upon consummation of the transactions contemplated by this Agreement or the Merger Agreement.

            2.1(g) Ownership of Stock. The Major Stockholder is the record and beneficial owner of the shares of WEST Common Stock set forth in the WEST Affiliate Agreement, and owns all such shares free and clear of any and all liens, pledges, charges, security interests, restrictions or encumbrances of any kind or any rights of first refusal (other than in favor of WEST), voting trusts, proxies or other arrangements or understandings, whether written or oral, and the Major Stockholder has the sole and exclusive right and power to exercise all voting rights and other rights with respect to such shares.

                                   ARTICLE III

                                  MISCELLANEOUS

      3.1 Survival; Termination.

            3.1(a) All representations and warranties in this Agreement shall survive the Closing. Any investigation or other examination that may have been made or may be made at any time by or on behalf of the party to whom representations and warranties are made shall not limit, diminish or in any way affect the representations and warranties in this Agreement, and the parties may rely on the representations and warranties in this Agreement irrespective of any information obtained by them by any investigation, examination or otherwise.

            3.1(b) The covenants contained in Sections 1.1(a), 1.1(b), 1.1(c), 1.1(e), 1.1(f), 1.1(g) and 1.1(h) (but not any liability for any willful breach thereof) shall terminate at the Effective Time. All other covenants contained in this Agreement shall survive the Merger.

            3.1(c) This Agreement shall terminate in all respects upon termination of the Merger Agreement (but not any liability for any willful breach hereof).

      3.2 Specific Performance. Each of the parties to this Agreement hereby acknowledges that the other party will have no adequate remedy at law if it fails to perform any of its obligations under this Agreement. In such event, each of the parties agrees that the other party shall have the right, in addition to any other rights it may have (whether at law or in equity), to specific performance of this Agreement.

      3.3 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and permitted assigns of the parties hereto. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto, their permitted successors or assigns, and their respective stockholders any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.
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      3.4 Entire Agreement. This Agreement and the Merger Agreement (together with the Exhibits and Schedules thereto and the other documents delivered pursuant thereto) constitute the entire agreement between the parties and supersede all prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

      3.5 Amendment or Modification. At any time before or after the adoption of the Merger Agreement by the stockholders of WEST or the approval of the proposals contained in the Proxy Statement by the stockholders of EAST and WEST, this Agreement may be amended or supplemented by additional agreements, articles or certificates, in writing, as may be determined by the parties hereto to be necessary, desirable or expedient to further the purposes of this Agreement, or to clarify the intention of the parties hereto, or to add to or to modify the covenants, terms or conditions hereof or to effect or facilitate any governmental approval or acceptance of the Merger or of this Agreement or to effect or facilitate the filing or recording of the Agreement or the consummation of any of the transactions contemplated hereby or thereby.

      3.6 No Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

      3.7 Assignability. This Agreement shall not be assignable by the Major Stockholder, on the one hand, or EAST or Merger Sub, on the other hand, without the prior written consent of EAST or Merger Sub, on the one hand, or the Major Stockholder, on the other hand.

      3.8 Headings and Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Terms such as "herein", "hereof", "hereinafter" refer to this Agreement as a whole and not to the particular sentence or paragraph where they appear, unless the context otherwise requires. Unless the context otherwise requires, (i) terms used in the plural include the singular, and vice versa, (ii) words in the masculine gender include the feminine, and vice versa and (iii) the word "it" includes references to natural persons.

      3.9 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when received at the addresses set forth in the Merger Agreement, in the case of EAST and Merger Sub, and the books and records of WEST, in the case of the Major Stockholder, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

      3.10 Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.
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      3.11 Invalidity of Provisions. Each of the provisions contained in this
Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof.

      3.12 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

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                                      -7-

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties on the date first above written.


                                          ACT MANUFACTURING, INC.


                                          By: /s/ John A. Pino
                                              ----------------------------------
                                              John A. Pino
                                              President


                                          EAST ACQUISITION CORP.


                                          By: /s/ John A. Pino
                                              ----------------------------------
                                              John A. Pino
                                              President


                                          MAJOR STOCKHOLDERS


                                          /s/ David S. Lee
                                          --------------------------------------
                                          David S. Lee


                                          /s/ Matthew G. Landa
                                          --------------------------------------
                                          Matthew G. Landa


                                          /s/ Andrew J. Moley
                                          --------------------------------------
                                          Andrew J. Moley


                                          /s/ Frederick Gibbs
                                          --------------------------------------
                                          Frederick Gibbs


                                          /s/ M. Kenneth Oshman
                                          --------------------------------------
                                          M. Kenneth Oshman


                                          /s/ Richard M. Moley
                                          --------------------------------------
                                          Richard M. Moley
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                                      -8-

                                          /s/ Ira Coron
                                          --------------------------------------
                                          Ira Coron


                                          /s/ Charles Holloway
                                          --------------------------------------
                                          Charles Holloway


                                          /s/ Jack O'Rear
                                          --------------------------------------
                                          Jack O'Rear


                                          /s/ Lanny N. Lambert
                                          --------------------------------------
                                          Lanny N. Lambert


                                          /s/ Karl Chang
                                          --------------------------------------
                                          Karl Chang